Exhibit 10.40

SECOND AMENDMENT TO SECURITY AGREEMENT
This Second Amendment to Security Agreement (this “Amendment”) is entered into as of February 27, 2015 by and among WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”) and MAXWELL TECHNOLOGIES, INC. (“Debtor”).

RECITALS
Debtor and Bank are parties to that certain Security Agreement dated as of December 5, 2011, as amended from time to time, including, but without limitation, by that certain First Amendment to Security Agreement dated as of November 19, 2014 (the “Agreement”). Debtor and Bank desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.Schedule 5(b) attached to the Agreement hereby is replaced with Schedule 5(b) attached hereto.
2.No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Debtor of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
3.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.
4.Debtor represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.
5.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank:
(a)this Amendment, duly executed by Debtor;
(b)a Sixth Amended and Restated Revolving Line of Credit Note dated as of even date herewith, duly executed by Debtor;
(c)an Eighth Amendment to Credit Agreement dated as of even date herewith, duly executed by Debtor; and
(d)all reasonable fees and expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts.
6.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
7.
[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MAXWELL TECHNOLOGIES, INC. By: /s/ Kevin S. Royal Name: Kevin S. Royal Title: CFO	WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Dennis Kim Name: Dennis Kim Title: Vice President

[Signature Page to Second Amendment to Security Agreement]

Security Agreement between Wells Fargo Bank, National Association and Maxwell Technologies, Inc.

Schedule:                5(b)
Schedule Description:            Places of Business and Collateral Locations

Third Party Owned Locations

Places of Business
Global Headquarters	3888 Calle Fortunada San Diego, CA 92123
N.A. Manufacturing Center	9244 Balboa Avenue San Diego, CA 92123
Research and Development Center	3912 Calle Fortunada, Suite B San Diego, CA 92123
Manufacturing Location	8644 West Ludlow Drive, Building C Peoria, Arizona 85381
Maxwell Technologies SA	Route de Montena 65 CH-1728 Rossens Switzerland
Maxwell Technologies GmbH	Loepoldstrasse 244 80807 Muchen Deutschland - Germany
Shanghai Representative Office	Unit B 12th Floor, Huarun Times Square 500 Zhangyang Road, Pudong New Area Shanghai 200122, P.R. China
Maxwell Technologies Shanghai Trading Co., Ltd.	Unit A2,C 12th Floor, Huarun Times Square 500 Zhangyang Road, Pudong New Area, Shanghai 200122, P.R. China
Maxwell Technologies Shenzhen Trading Co., Ltd.	First Flag Digital Technology Park 9th Floor of Block C Xialilang, Nanwan, Longgang District, Shenzhen, Guangdong Province
Maxwell Technologies Korea Co., Ltd.	Rm. 1524, D-cube City Office Tower 15F #662, Gyeongin-Ro, Guro-Gu Seoul Korea. 152-706

Other Collateral Locations
Tianjin Expeditors Warehouse “K”LINE ZHENHUA LOGISTICS (TIANJIN) CO., LTD.	Haibin 3 ROAD 92# Tianjin Port Free Trade Zone, China
Budapest Expeditors Warehouse Expeditors International BUD	Europolis Park, Lorinci ut 61b Vecses H-2220, Hungary
Beringe Schenker Warehouse DB Schenker Logistics Netherlands	Schoorgras 1, 5986 PK Beringe, The Netherlands
UPS SCS (Asis) Limited (Third Party Logistics)	Rm 6023-6027W, Center B, Berth 3, Kwai Chung Container Port, Kwai Chung, N.T., Hong Kong
UPS SCS (China) Limited Shenzhen Futian Branch (Third Party Logistics)	Fenghuang DaoKou, JinHua Road, Futian Free Trade Zone, Shenzhen 518038
Belton Precision Products (S.Z.) Co. Ltd. (Contract Manufacturer)	No. 663, Bulong Road, Bantian Longgang District Shjenzhen, China
CEVA Logistics (Warehouse)	7385 Mission Gorge Road, #B San Diego, CA 92120 USA
Tianjin Lishen Factory (Contract Manufacturer)	No 13 Haitai Development Fourth Rd Huayuan Park Tianjin, 300384, China
Yeong Long Technologies Co LTD (Contract Manufacturer)	114 Jifeng Rd, Wufeng Shiang Taichaung, Taiwan 413
TW JSI WHs (Warehouse)	3F-5, No. 5, Hang Siang Rd., Da Yuan, Tao Yuan, 337-58 Taiwan (Farglory Free Trade Zone)
redIT (Computer Storage Facility)	12270 World Trade Drive, Suite 100 San Diego, CA 92128
Data Center Offices	3010 Waterview Pkwy Richardson, TX 75081